Exhibit 10.21

GUARANTY

Effective as of October 28, 2022

TO: LMFAO Sponsor, LLC, a Florida limited (“Lender”)

1. GUARANTY; DEFINITIONS. In consideration of the credit or other financial accommodation described herein and extended or made to SEASTAR MEDICAL HOLDING CORPORATION, a Delaware corporation (“Borrower”), by Lender, and for other valuable consideration, the undersigned, SEASTAR MEDICAL, INC., a Delaware corporation (“Guarantor”), unconditionally guarantees and promises to pay to Lender, or order, on demand in lawful money of the United States of America and in immediately available funds, any and all Indebtedness of the Borrower to Lender in connection with that certain Consolidated Amended and Restated Promissory Note dated as of even date herewith executed by Borrower and payable to the order of Lender in the principal sum of $2,785,000.00 (“Promissory Note”), together with all extensions, renewals and/or modifications of same (which Indebtedness in connection with or relating to the Promissory Note and all such extensions, renewals and/or modifications shall be referred to herein as the “Note Indebtedness”), all without relief from valuation and appraisement laws as applicable. The term “Indebtedness” is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of Borrower, heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether the Borrower may be liable individually or jointly with others, or whether recovery upon such Indebtedness may be or hereafter becomes unenforceable. This Guaranty is a guaranty of payment and not collection.

2. LIABILITY; OBLIGATION UNDER OTHER GUARANTIES. Any obligations incurred or to be incurred by the Borrower in addition to the Note Indebtedness shall not modify or otherwise affect the obligations or liability of Guarantor hereunder. The obligations of Guarantor hereunder shall be in addition to any obligations of Guarantor under any other guaranties of any liabilities or obligations of the Borrower or any other persons heretofore or hereafter given to Lender unless said other guaranties are expressly modified or revoked in writing; and this Guaranty shall not, unless expressly herein provided, affect or invalidate any such other guaranties.

3. OBLIGATIONS INDEPENDENT; SEPARATE ACTIONS; WAIVER OF STATUTE OF LIMITATIONS; REINSTATEMENT OF LIABILITY. The obligations hereunder are independent of the obligations of Borrower, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against the Borrower or any other person, or whether the Borrower or any other person is joined in any such action or actions. Guarantor acknowledges that this Guaranty is absolute and unconditional, there are no conditions precedent to the effectiveness of this Guaranty, and this Guaranty is in full force and effect and is binding on Guarantor as of the date written below, regardless of whether Lender obtains collateral or any guaranties from others or takes any other action contemplated by Guarantor. To the extent permitted by applicable law, Guarantor waives the benefit of any statute of limitations affecting Guarantor’s liability hereunder or the enforcement thereof, and

Guarantor agrees that any payment of any Note Indebtedness or other act which shall toll any statute of limitations applicable thereto shall similarly operate to toll such statute of limitations applicable to Guarantor’s liability hereunder. The liability of Guarantor hereunder shall be reinstated and revived and the rights of Lender shall continue if and to the extent for any reason any amount at any time paid on account of any Note Indebtedness guaranteed hereby is rescinded or must otherwise be restored by Lender, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid. The determination as to whether any amount so paid must be rescinded or restored shall be made by Lender in its sole discretion; provided however, that if Lender chooses to contest any such matter at the request of Guarantor, Guarantor agrees to indemnify and hold Lender harmless from and against all costs and expenses, including reasonable attorneys’ fees, expended or incurred by Lender in connection therewith, including without limitation, in any litigation with respect thereto.

4. AUTHORIZATIONS TO LENDER. Guarantor authorizes Lender, without notice to or demand on Guarantor, and without affecting Guarantor’s liability hereunder, from time to time to: (a) alter, compromise, renew, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Note Indebtedness or any portion thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment of this Guaranty or the Note Indebtedness or any portion thereof, and exchange, enforce, waive, subordinate or release any such security; (c) apply such security and direct the order or manner of sale thereof, including without limitation, a non-judicial sale permitted by the terms of the controlling security agreement, mortgage or deed of trust, as Lender in its discretion may determine; (d) release or substitute any one or more of the endorsers or any other guarantors of the Note Indebtedness, or any portion thereof, or any other party thereto; and (e) apply payments received by Lender from the Borrower to any Note Indebtedness of the Borrower to Lender, in such order as Lender shall determine in its sole discretion, whether or not such Note Indebtedness is covered by this Guaranty, and Guarantor hereby waives any provision of law regarding application of payments which specifies otherwise. Lender may without notice assign this Guaranty in whole or in part. Upon Lender’s request, Guarantor agrees to provide to Lender copies of Guarantor’s financial statements.

5. REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that: (a) this Guaranty is executed at Borrower’s request; (b) Guarantor shall not, without Lender’s prior written consent, sell, lease, assign, encumber, hypothecate, transfer or otherwise dispose of all or a substantial or material part of Guarantor’s assets other than in the ordinary course of Guarantor’s business; (c) Lender has made no representation to Guarantor as to the creditworthiness of the Borrower; and (d) Guarantor has established adequate means of obtaining from the Borrower on a continuing basis financial and other information pertaining to Borrower’s financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Guarantor’s risks hereunder, and Guarantor further agrees that Lender shall have no obligation to disclose to Guarantor any information or material about the Borrower which is acquired by Lender in any manner.

6. SUBORDINATION. Any Indebtedness of the Borrower now or hereafter held by Guarantor is hereby subordinated to the obligations of Borrower to Lender under the Note Indebtedness. Such Indebtedness of Borrower to Guarantor is assigned to Lender as security for this Guaranty and the Note Indebtedness and, if Lender requests, shall be collected and received by Guarantor as trustee for Lender and paid over to Lender on account of the Note Indebtedness but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty. Any notes or other instruments now or hereafter evidencing such Indebtedness of the Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and, if Lender so requests, shall be delivered to Lender. Lender is hereby authorized in the name of Guarantor from time to time to file financing statements and continuation statements and execute such other documents and take such other action as Lender deems necessary or appropriate to perfect, preserve and enforce its rights hereunder.

8. REMEDIES; NO WAIVER. All rights, powers and remedies of Lender hereunder are cumulative. No delay, failure or discontinuance of Lender in exercising any right, power or remedy hereunder shall affect or operate as a waiver of such right, power or remedy; nor shall any single or partial exercise of any such right, power or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver, permit, consent or approval of any kind by Lender of any breach of this Guaranty, or any such waiver of any provisions or conditions hereof, must be in writing and shall be effective only to the extent set forth in writing.

9. COSTS, EXPENSES AND ATTORNEYS’ FEES. Guarantor shall pay to Lender immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including, to the extent permitted by applicable law, reasonable attorneys’ fees expended or incurred by Lender in connection with the enforcement of any of Lender’s rights, powers or remedies and/or the collection of any amounts which become due to Lender under this Guaranty, and the prosecution or defense of any action in any way related to this Guaranty, whether or not suit is brought, and if suit is brought, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Lender or any other person) relating to Guarantor or any other person or entity. Notwithstanding anything in this Guaranty to the contrary, reasonable attorneys’ fees shall not exceed the maximum amount permitted by law. Whenever Guarantor is obligated to pay for the attorneys’ fees of Lender, or the phrase “reasonable attorneys’ fees” or a similar phrase is used, it shall be Guarantor’s obligation to pay the attorneys’ fees actually incurred or allocated, at standard hourly rates, without regard to any statutory interpretation, which shall not apply, Guarantor hereby waiving the application of any such statute. Subject to any restrictions under applicable law pertaining to usury, all of the foregoing shall be paid by Guarantor with interest from the date of demand until paid in full at a rate per annum equal to ten percent (10%).

10. SUCCESSORS; ASSIGNMENT. This Guaranty shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties; provided however, that Guarantor may not assign or transfer any of its interests or rights hereunder without Lender’s prior written consent. Guarantor acknowledges that Lender has the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, the Note Indebtedness and any obligations with respect thereto, including this Guaranty. In connection therewith, Lender may disclose all documents and information which Lender now has or hereafter acquires relating to Guarantor and/or this Guaranty, whether furnished by Borrower, Guarantor or otherwise. Guarantor further agrees that Lender may disclose such documents and information to Borrower.

11. AMENDMENT. This Guaranty may be amended or modified only in writing signed by Lender and Guarantor.

12. APPLICATION OF SINGULAR AND PLURAL. In all cases where there is but a single Borrower, then all words used herein in the plural shall be deemed to have been used in the singular where the context and construction so require; and when there is more than one Borrower named herein, or when this Guaranty is executed by more than one Guarantor, the word “Borrowers” and the word “Guarantor” respectively shall mean all or any one or more of them as the context requires.

13. COUNTERPARTS; GOVERNING LAW. This Guaranty may be executed in as many counterparts as may be required to reflect all parties assent; all counterparts will collectively constitute a single agreement. This Guaranty shall be governed by and construed in accordance with the laws of Florida, but giving effect to federal laws applicable to national banks, without reference to the conflicts of law or choice of law principles thereof.

14. GUARANTOR’S WAIVERS.

(a) Guarantor waives any right to require Lender to: (i) proceed against any the Borrower or any other person; (ii) marshal assets or proceed against or exhaust any security held from the Borrower or any other person; (iii) give notice of the terms, time and place of any public or private sale or other disposition of personal property security held from the Borrower or any other person; (iv) take any other action or pursue any other remedy in Lender’s power; or (v) make any presentment or demand for performance, or give any notices of any kind, including, without limitation, any notice of nonperformance, protest, notice of protest or notice of dishonor, notice of intention to accelerate or notice of acceleration hereunder or in connection with any obligations or evidences of Indebtedness held by Lender as security for or which constitute in whole or in part the Note Indebtedness guaranteed hereunder, or in connection with the creation of new or additional Note Indebtedness; or (vi) set off against the Note Indebtedness the fair value of any real or personal property given as collateral for the Note Indebtedness (whether such right of setoff arises under statute or otherwise). In addition to the foregoing, Guarantor specifically waives any statutory right it might have to require Lender to proceed against Borrower or any collateral that secures the Note Indebtedness.

(b) Guarantor waives any defense to its obligations hereunder based upon or arising by reason of: (i) any disability or other defense of the Borrower or any other person; (ii) the cessation or limitation from any cause whatsoever, other than payment in full, of the Note Indebtedness of the Borrower or any other person; (iii) any lack of authority of any officer, director, partner, agent or any other person acting or purporting to act on behalf of the Borrower which is a corporation, partnership or other type of entity, or any defect in the formation of any such Borrower; (iv) the application by the Borrower of the proceeds of the Note Indebtedness for purposes other than the purposes represented by Borrower to, or intended or understood by, Lender or Guarantor; (v) any act or omission by Lender which directly or indirectly results in or aids the discharge of the Borrower or any portion of the Note Indebtedness by operation of law or otherwise, or which in any way impairs or suspends any rights or remedies of Lender against the Borrower; (vi) any impairment of the value of any interest in security for the Note Indebtedness or any portion thereof, including without limitation, the failure to obtain or maintain perfection or recordation of any interest in any such security, the release of any such security without substitution, and/or the failure to preserve the value of, or to comply with applicable law in disposing of, any such security; (vii) any modification of the Note Indebtedness, in any form whatsoever, including without limitation the renewal, extension, acceleration or other change in time for payment of, or other change in the terms of, the Note Indebtedness or any portion thereof, including increase or decrease of the rate of interest thereon; or (viii) or any requirement that Lender give any notice of acceptance of this Guaranty. Until all Note Indebtedness shall have been paid in full, Guarantor shall have no right of subrogation, and Guarantor waives any right to enforce any remedy which Lender now has or may hereafter have against the Borrower or any other person and waives any benefit of, or any right to participate in, any security now or hereafter held by Lender. To the fullest extent permitted by applicable law, Guarantor waives all rights of a surety and the benefits of any applicable suretyship law, statute or regulation, and without limiting any of the waivers set forth herein, Guarantor further waives any other fact or event that, in the absence of this provision, would or might constitute or afford a legal or equitable discharge or release of or defense to Borrower.

(c) Guarantor further waives all rights and defenses Guarantor may have arising out of (i) any election of remedies by Lender, even though that election of remedies, such as a non-judicial foreclosure with respect to any security for any portion of the Note Indebtedness, destroys Guarantor’s rights of subrogation or Guarantor’s rights to proceed against the Borrower for reimbursement, or (ii) any loss of rights Guarantor may suffer by reason of any rights, powers or remedies of the Borrower in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging the Note Indebtedness, whether by operation of law or otherwise, including any rights Guarantor may have to claim a fair market credit with respect to a deficiency or have a fair market value hearing to determine the size of a deficiency following any foreclosure sale or other disposition of any real property security for any portion of the Note Indebtedness, and Guarantor waives any right Guarantor may have under any “one-action” rule. Guarantor further waives the benefit of any homestead, exemption or other similar laws.

15. UNDERSTANDING WITH RESPECT TO WAIVERS; SEVERABILITY OF PROVISIONS. Guarantor warrants and agrees that each of the waivers set forth herein is made with Guarantor’s full knowledge of its significance and consequences, and that under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any waiver or other provision of this Guaranty shall be held to be prohibited by or invalid under applicable public policy or law, such waiver or other provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such waiver or other provision or any remaining provisions of this Guaranty.

[Signatures follow]

IN WITNESS WHEREOF, the undersigned Guarantor has executed this Guaranty as of the date set forth above.

SEASTAR MEDICAL, INC.

By:	/s/ Eric Schlorff
Name:	Eric Schlorff
Its:	Chief Executive Officer

[Signature Page to Guaranty]